Exhibit 10.1

                          QUEST MINERALS & MINING CORP.

                       CONVERTIBLE NOTE PURCHASE AGREEMENT

         This Convertible Note Purchase Agreement ("Agreement") is made as of March 10, 2008, but is only effective as of the date of acceptance of the "Purchaser Signature Page" by and between Quest Minerals & Mining Corp., a Utah corporation (the "Company"), and Gross Foundation, Inc. (the "Purchaser").

                                 R E C I T A L S
                                 - - - - - - - -

         A. The Company desires to obtain funds from the Purchaser in order to retire debt, provide working capital, to and further the operations of the Company.

         B. In order to obtain such funds, the Company is offering a convertible promissory note (the "Note") in the aggregate principal amount of up to $75,000.00. The Note is convertible into (the "Shares") of common stock, $.001 par value per share (the "Common Stock") at the Conversion Price set forth in the Note, on the terms and subject to the conditions set forth herein. The Note and the Shares are collectively referred to herein as the "Securities."

                                    AGREEMENT
                                    ---------

         It is agreed as follows:

         1. PURCHASE AND SALE OF NOTE. In reliance upon the representations and warranties of the Company and the Purchaser contained herein and subject to the terms and conditions set forth herein, at Closing, the Purchaser shall purchase, and the Company shall sell and issue to each Purchaser, the Note in the principal amount of $75,000 (the "Purchase Price"). The aggregate Purchase Price for the sale of the Note contemplated hereby shall be held in escrow pursuant to the terms of a Escrow Agreement to be executed by the parties in the form attached hereto as Exhibit A (the "Escrow Agreement").

         2.       CLOSING.

                  2.1 Date and Time. The closing of the sale of the Note contemplated by this Agreement (the "Closing") shall take place at the offices of Indeglia & Carney, P.C., counsel for the Company, on or before March 11, 2008.

                  2.2 Deliveries by Purchaser. Purchaser shall deliver the following at Closing:

                           2.2.1     a completed and executed Purchaser
Signature Page

                           2.2.2     a completed and executed Escrow Agreement.

                           2.2.3     a check or wire transfer to the account
specified in the Escrow Agreement in the amount of the Purchase Price.

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                  2.3      Deliveries by Company. The Company shall deliver the
following at Closing:

                           2.3.1     a completed and executed copy of this
Agreement

                           2.3.2     a executed copy of a Note, in definitive
form and registered in the name of Purchaser against delivery of the items set forth in Section 2.2 above.

         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         As a material inducement to the Purchaser to enter into this Agreement and to purchase the Note, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

                  3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Utah and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted.

                  3.2 Capitalization. The Company is authorized to issue 975,000,000 shares of Common Stock of which, as of February 26, 2008, approximately 97,867,219 shares were issued and outstanding, and 10,000,000 shares of preferred stock, $0.001 par value, of which 432,397 shares are issued and outstanding as Series A Preferred Stock, 48,284 shares are issued and outstanding as Series B Preferred Stock and 260,000 shares are issued and outstanding as Series C Preferred Stock. All outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights.

                  3.3 Validity of Transactions. This Agreement, and each document executed and delivered by the Company in connection with the transactions contemplated by this Agreement, including this Agreement, have been duly authorized, executed and delivered by the Company and is each the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity.

                  3.4 Valid Issuance of Note The Note that is being issued to Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable federal and state securities laws, will be free of all other liens and adverse claims.

                  3.5 No Violation. The execution, delivery and performance of this Agreement has been duly authorized by the Company's Board of Directors and will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Articles of Incorporation or Bylaws of the Company.

                  3.6      SEC Reports and Financial Statements.
                           ------------------------------------

                           3.6.1     The Company has delivered or made available
to each Purchaser accurate and complete copies (excluding copies of exhibits) of each report, registration statement, and definitive proxy statement filed by the Company with the United States Securities and Exchange Commission ("SEC") since January 1, 2007 (collectively, with all information incorporated by reference therein or deemed to be incorporated by reference therein, the "SEC Reports"). All statements, reports, schedules, forms and other documents required to have been filed by the Company with the SEC have been so filed on a timely basis, except as indicated in such SEC Reports. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), or the Securities Exchange Act of 1934, as amended (the "1934 Act"); and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           3.6.2     Except for the pro forma financial
statements, the consolidated financial statements contained in the SEC Reports:
(i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations of the Company and its consolidated subsidiaries for the periods covered thereby. All adjustments considered necessary for a fair presentation of the financial statements have been included.

                  3.7 Securities Law Compliance. Assuming the accuracy of the representations and warranties of Purchaser set forth in Section 4 of this Agreement, the offer, issue, sale and delivery of the Note will constitute an exempted transaction under the 1933 Act, and registration of the Note under the 1933 Act is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws, which filings will be made in a timely manner.

         4.       REPRESENTATIONS AND WARRANTIES OF PURCHASER.

         Purchaser hereby represents, warrants and covenants with the Company as follows:

                  4.1 Legal Power. Each Purchaser has the requisite individual, corporate, partnership, limited liability company, trust, or fiduciary power, as appropriate, and is authorized, if such Purchaser is a corporation, partnership, limited liability company, or trust, to enter into this Agreement, to purchase the Units hereunder, and to carry out and perform its obligations under the terms of this Agreement.

                  4.2 Due Execution. This Agreement has been duly authorized, if such Purchaser is a corporation, partnership, limited liability company, trust or fiduciary, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of Purchaser.

                  4.3 Access to Information. Purchaser represents that such Purchaser has been given full and complete access to the Company for the purpose of obtaining such information as such Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Note. Purchaser represents that it has received and reviewed copies of the SEC Reports. Purchaser represents that it has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Units, all as Purchaser or Purchaser's qualified representative have found necessary to make an informed investment decision to purchase the Note.

                  4.4      Restricted Securities.
                           ---------------------

                           4.4.1     Purchaser has been advised that none of the
Securities have been registered under the Securities Act or any other applicable securities laws and that Units are being offered and sold pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D thereunder, and that the Company's reliance upon Section 4(2) and/or Rule 506 of Regulation D is predicated in part on Purchaser representations as contained herein. Purchaser acknowledges that the Securities will be issued as "restricted securities" as defined by Rule 144 promulgated pursuant to the Securities Act. None of the Securities may be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company's counsel, an applicable exemption from registration is available.

                           4.4.2     Purchaser represents that it is acquiring
the Note for Purchaser's own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

                           4.4.3     Purchaser understands and acknowledges that
the Securities, when issued, will bear the following legend:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

                           4.4.4     Purchaser acknowledges that an investment
in the Securities is not liquid and is transferable only under limited conditions. Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of any of the Securities.

                           4.4.5     Purchaser is an "accredited investor" as
defined under Rule 501 under the Securities Act. The representations made by Purchaser on the Purchaser Signature Page are true and correct.

                  4.5 Purchaser Sophistication and Ability to Bear Risk of Loss. Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Note and can bear the economic risk of investment in such securities without producing a material adverse change in such Purchaser's financial condition. Purchaser, either alone or with such Purchaser's representative(s), otherwise has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Note.

                  4.6 Preexisting Relationship. Purchaser has a preexisting personal or business relationship with the Company, one or more of its officers, directors, or controlling persons.

                  4.7 Purchases by Groups. Purchaser represents, warrants and covenants that it is not acquiring the Note as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

         5.       COVENANTS OF THE COMPANY.

                  5.1 Use of Proceeds. The Company intends to employ the proceeds from the purchase and sale of the Notes for the purposes set forth on
Schedule 5.1 hereto. Except as set forth on Schedule 5.1, the proceeds from the purchase and sale of the Note may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company, litigation related expenses or settlements, brokerage fees, nor non-trade obligations outstanding on a Closing Date. Pending the Company's use of the proceeds from the purchase and sale of the Note, the Company intends to invest the funds in government securities and insured, short-term, interest-bearing investments of varying maturities. Schedule 5.1 represents the Company's best estimate of the allocation of the proceeds from the purchase and sale of the Note. Future events, including the problems, delays, expenses, and complications frequently encountered by development stage companies such as the Company, as well as changes in economic, regulatory, or competitive conditions, changes in the Company's planned business (and its success or failure), and changes in the Company's product development activities, may require that it reallocate funds. It is possible that that the estimates in Schedule 5.1 will prove inaccurate, that the Company's efforts to introduce its products and services will require considerable additional expenditures, or that unforeseen events will cause the Company to expend more funds than it currently expects

                  5.2 Public Filings. The Company shall file the reports required to be filed by it under the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as Purchaser may reasonably request, all to the extent required from time to time to enable Purchaser to sell Shares of held by it without registration under the Securities Act within the limitation of the exemption provided by Rule 144. If, at any time beginning after September 10, 2008, the Company has failed to file reports required to enable sales by Purchaser of Shares pursuant to Rule 144 ("Not Current"), then, for each 30 day period that (or portion thereof) the Company is Not Current, the Company shall deliver to Purchaser, as liquidated damages ("Liquidated Damages"), an amount equal to two percent (2%) of the Purchase Price of the Note remaining outstanding (which amount shall be pro-rated for periods shorter than 30 days); provided, however, that if the Company is Not Current for a period in excess of 60 days, then from and after such 60 day period the Liquidated Damages shall be increased to three percent (3%) for each subsequent 30 day period (or portion thereof). The Liquidated Damages must be paid within 20 days after the end of each thirty (30) day period for which Liquidated Damages are payable.

                  5.3 Reservation of Common Stock. The Company shall reserve 75,000,000 shares of Common Stock to provide for the issuance of the Shares.

         6.       MISCELLANEOUS.

                  6.1 Indemnification. Each Purchaser agrees to defend, indemnify and hold the Company harmless against any liability, costs or expenses arising as a result of any dissemination of any of the Notes or the Shares by such Purchaser in violation of the 1933 Act or applicable state securities law.

                  6.2 Restriction on Resales. Purchaser agrees that at any time while the Note is outstanding, Purchaser and its affiliates shall not make any Net Sales (as defined below) of Common Stock held by it on any single day during such period. "Net Sales" means, with respect to any date of determination, the difference of (A) the number of shares of Common Stock sold, including by way of short sales, or otherwise transferred or disposed of, directly or indirectly, on such date of determination by Purchaser and its affiliates minus (B) the number of shares of Common Stock purchased, directly or indirectly (including a conversion of the Note), on such date of determination by Purchaser and its affiliates. Notwithstanding the above, any overselling unintentional or by error which is rectified within 5 business days shall not be considered a violation of this Agreement.

                  6.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New Jersey.

                  6.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

                  6.5 Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

                  6.6 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  6.7 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchasers, or, to the extent such amendment affects only one Purchaser, by the Company and such Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

                  6.8 Notices. All notices and other communications required or permitted hereunder or the Note shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that (other than Conversion Notices under the Note) a copy is mailed by certified mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

                  If to the Company:      Quest Minerals & Mining Corp.
                                          18B 5th Street
                                          Paterson, NJ 07524
                                          Attention: President
                                          Fax: (973) 684-8009

                                          With a copy to:

                                          Indeglia & Carney, P.C.
                                          1900 Main Street, Suite 125
                                          Irvine, CA 92614
                                          Attention: Marc A. Indeglia, Esq.
                                          Fax: (949) 851-5940

                  If to the Purchaser: At the address set forth on the Purchaser's Signature Page

                  6.9 Faxes and Counterparts. This Agreement may be executed in one or more counterparts. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same. Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding nature effect of this Agreement or such exhibit.

                  6.10 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

                                       PURCHASER

                                       (By Counterpart Form - SP Pages)


                                       COMPANY

                                       QUEST MINERALS & MINING CORP.


                                       By:_____________________________________
                                          Eugene Chiaramonte, Jr.,
                                          President

                            PURCHASER SIGNATURE PAGE

         The undersigned Purchaser has read the Convertible Note Purchase Agreement dated as of March 10, 2008 and acknowledges that execution of this Purchaser Signature Page shall constitute the undersigned's execution of such agreement.

         I hereby subscribe for an aggregate of $75,000.00 in principal amount of Notes and hereby deliver good funds with respect to this subscription for the Notes.


         I am a resident of the Brooklyn, New York.


                             Gross Foundation, Inc.
--------------------------------------------------------------------------------
     Please print above the exact name(s) in which the Notes are to be held


                  My address is:     1660 49th Street
                                     Brooklyn, New York 12204

         Executed this 10th day of March, 2008 at Brooklyn, New York.

                                   SIGNATURES

                                   INDIVIDUAL


                                       _________________________________________
                                       Name

_________________________________      _________________________________________
Signature (Individual)                 Street address

                                       Address to Which Correspondence Should be
                                       Directed

_________________________________      _________________________________________
Signature (All record holders          City, State and Zip Code
should sign)

_________________________________      _________________________________________
Name(s) Typed or Printed               Tax Identification or Social Security
                                       Number

                                       (  )
                                       _________________________________________
                                       Telephone Number

_________________________________
Name(s) Typed or Printed (All
recorded holders should sign)

                CORPORATION, PARTNERSHIP, TRUST ENTITY OR OTHER


Gross Foundation, Inc.                 Address to Which Correspondence Should be
_________________________________      Directed:
Name of Entity


Corporation                            1660 49th Street
_________________________________      _________________________________________
Type of Entity (i.e., corporation,     Street Address
partnership, etc.)

                                       11-3006419
By: _____________________________      _________________________________________
    *Signature                         Tax Identification or Social Security
                                       Number


New York                               Brooklyn, New York 11204
_________________________________      _________________________________________
Jurisdiction of Formation of Entity    City, State and Zip Code


Chaim Gross
_________________________________
Name Typed or Printed

                                       (718) 851-7724; (718) 851-3511
Its: ____________________________      _________________________________________
     Title                             Telephone Number; Fax Number


*If Notes are being subscribed for by an entity, the Certificate of Signatory must also be completed.

                            CERTIFICATE OF SIGNATORY

          To be completed if Note is being subscribed for by an entity.

         I, Chaim Gross, am the President of Gross Foundation, Inc. (the "Entity").

         I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Convertible Note Purchase Agreement and to purchase and hold the Note. The Convertible Note Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

         IN WITNESS WHEREOF, I have hereto set my hand this 10th day of March, 2008.


                                       _________________________________________
                                                       Signature

ACCEPTANCE


AGREED AND ACCEPTED:

QUEST MINERALS & MINING CORP.


By: ____________________________________
    Eugene Chiaramonte, Jr.
    President

Date:  March 11, 2008

                                  SCHEDULE 5.1

                                 USE OF PROCEEDS

$15,000    Accountant's Fees (to be held in escrow pursuant to the Escrow
           Agreement)
$5,000 Working Capital for Mine Operations and Satisfaction of Payables arising out of Mine Operations
$5,000     Legal Fees (estimated)
$30,000    Purchase of Equipment for Mine Operations
$20,000    Supplies and Payroll for Mine Operations